Exhibit 99.2

Company Presentation
August 2013

LUMOS NETWORKS

Use of Non-GAAP Financial Measures

Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because Lumos Networks Corp. believes they provide relevant and useful information to investors. The Company utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth. Lumos Networks Corp. also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs.

Special Note Regarding Forward-Looking Statements

Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. The words "anticipates," "believes," "expects," "intends," "plans," "estimates," "targets," "projects," "should," "may," "will" and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to: rapid development and intense competition in the telecommunications and high speed data transport industry; our ability to offset expected revenue declines in legacy voice and access products related to the recent regulatory actions, wireless substitution, technology changes and other factors; our ability to complete customer installations in a timely manner; adverse economic conditions; operating and financial restrictions imposed by our senior credit facility; our cash and capital requirements; declining prices for our services; the potential to experience a high rate of customer turnover; federal and state regulatory fees, requirements and developments; our reliance on certain suppliers and vendors; and other unforeseen difficulties that may occur. These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our Annual Reports filed on Forms 10-K.

Value creation for our customers enhances value for our shareholders.



Lumos Networks provides next-generation communication solutions and personalized service to customers over an advanced fiber network

Diversified revenue stream served over a dense fiber network

Customers and Markets

- 1,500 Major Enterprise customers
- Relationships with all major carriers
- Revenue Split ~50/50 Enterprise/Carrier

Products

- Enterprise Data – Metro E, Internet
- Carrier Data - up to 100Gig
- IP Services – Fiber BXL, Video, VoIP

Network

- 5,800 Long Haul Fiber Network miles
- 465 FTTC ("Fiber to the Cell") installations
- Interconnection to all major data centers in region

People

- Diversified/experienced leadership team
- 400 sales and support personnel
- Deep technical expertise
- Industry leading customer care



Erie
Chicago, IL
PA
Altoona
Pittsburgh
Harrisburg
Columbus
OH
Cumberland
Hagerstown
Morgantown
Clarksburg
Parkersburg
WV
Winchester
Ashburn
Washington DC
Harrisonburg
Culpeper
Ashland
Charleston
Huntington
Charlottesville
Waynesboro
Lewisburg
Covington
KY
VA
Bluefield
Roanoke
Lynchberg
Richmond
Blacksburg
Bristol
Danville
Greensboro
Atlanta

Heading towards Target of ~80% Strategic Data Revenue


Revenue
100%
80%
60%
40%
20%
0%
2011
2012
2013E
2014E
2015E
2016E
Strategic Data
Legacy
43% of Revs in 2011
57%+ as of 2Q13
~80% Revs by 2016E

2013 Strategic Goals

- Leverage Dense Fiber Network to Drive Carrier/Enterprise Data Sales ✓
- Improve Financial Transparency with Product Segment Reporting ✓
- Complete New Debt Facility ✓
- Accelerate FTTC Build ✓
- Overall Revenue Growth in 2013 *in process*
- Margin Expansion in 2013 v 2012 *in process*
- Successful Edge-Out Execution into Richmond, VA and Western, PA *in process*
- Maintain 75% ratio for success-based capital projects *in process*

Key 2Q13 Accomplishments

- Strategic Data Growth of Nearly 13% YoY ✔
- Strategic Data over 57% of Total Revenue ✔
- Overall YoY EBITDA growth of 16% ✔
- Pre-Sold Strategic Data in Richmond, VA Edge ✔
- Maintained 75% ratio for success-based capital projects ✔
- Continued Progress towards Launch of Western, PA ✔

Early Innings in Big Data in Enterprise Mobility

Enterprise Mobility Will Dramatically Enhance the Need for Higher Quality and Lower Latency Big Data Demands than the Consumer World

- Large Enterprises Plan to ***Triple Smartphone Users*** by 2015
- 50% of Organizations Plan to Deploy Mobile Apps in Next 12 months
- Over 20% of Mobile Workers Access Business Apps from Apps Store
- 40% of Large Enterprises are now Supporting Personally Owned Devices

- Source: Various industry estimates from leading publications

Highlights

Attractive Revenue Growth Opportunity	▪ Significant growth available in existing markets ▪ Edge out potential with unique network footprint
Margin Expansion	▪ Increasing mix of high margin Strategic Data products ▪ Leverage existing infrastructure
Efficient Capital Management	▪ Investments focused on Strategic Data initiatives ▪ Balanced Revenue Mix Enterprise and Carrier ▪ Disciplined success based capital approach
Strong Management Team	▪ Experienced leadership team ▪ Diverse operational background: Telecom, Wireless and Technology
Delight Customers	▪ Top Tier SLA standards ▪ In Market support teams

LUMOS NETWORKS

Exponential Growth in Data and Devices…

Big Data

- Applications and devices generating constant streams of data
- Enterprises capturing and processing data :
  - Customers
  - Products
  - Transactions
  - Operations
- Digitization of records
- Increasing use of:
  - Cloud and data center storage
  - Back-up file protection and security

"90% of the world's data has been created in the last 2 years"

Source: Mark Hurd, Oracle Open World 2012.

Proliferation of Networked Devices



Global Consumer Electronic Consumption
($bn)
600
500
400
300
200
100
-
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
PC
Smartphone
Tablet

- 70% of internet access tied to mobility
- Increase in networked devices 2013-2016
- Enabling rapid growth in rich media
- Access to cloud services

Source: Industry reports, Wall Street Research

...Driving Demand for Connectivity and Speed

U.S. Business IP Traffic

- Business IP traffic to grow 2.5-fold from 2011 to 2016 or CAGR of 20%



4 EB
2 EB
0
2011
2012
2013
2014
2015
2016
Data
Web and Other Data
Online Gaming
Video Communications
Video
File Sharing
Voice Communications

Source: Cisco VNI June 2012

More Cloud, More Mobility

- Enterprise Cloud Spending grows 12.5X from 2011 to 2016 with 35-45% telecom



20,000
15,000
10,000
5,000
0
87% CAGR
2011
2012
2013
2014
2015

Source: Oppenheimer & Co Estimates

- Mix of Business Data from mobile devices increases from 4% to 19%



100%
80%
60%
40%
20%
0%
2011
2012
2013
2014
2015
2016
Business and IP Traffic
Mobile % Business Traffic

Source: Cisco VNI June 2012

Fiber network products and solutions

Carrier Data	• IP-based Ethernet transport • Fiber connectivity to cell sites to support 4G growth • High-bandwidth transport (OC-X and wavelengths)
Enterprise Data	• Ethernet connectivity among multiple locations • Dedicated Internet connections • Speeds of 1.5M to 10 Gbps
IP Services	• IP-enabled products that combines voice and data services • Enables advanced features and dynamic bandwidth • Broadband XL high speed Internet over fiber over for 100M+

LUMOS NETWORKS

Fiber to the cell site: Opportunities Accelerate

- Increased FTTC target to 1,500 from 1,000 within a few years
- Approximately ~4,100 sites within 5 miles of existing Lumos network
- Ended 2Q13 with 465 FTTC sites, up 15% sequentially
- Catalyst is 4G/LTE roll out and growth in fiber-fed sites
- Long-term growth in bandwidth creates opportunity for significant ROI

Illustrative Wireless Cell Site Economics				
Average Capital Investment $75K-$100K per site	►	**Two Carrier Equivalent** Annual EBITDA: ~$25K Payback: 3 to 4 years	►	**Three to Four Carrier Equivalent** Annual EBITDA: $35K to $50K Payback: 2 to 3 years

Contracts of 5 to 10 years and multiple carriers per site drive long-term profitable revenue streams

LUMOS NETWORKS

Fiber to the Cell ("FTTC") Charges Ahead

- Raise Long-Term FTTC site target from 1,000 to 1,500
- Committed to maintaining 80/20 On-Net ratio within this segment
- Maximize FTTC footprint in 2012-2016 to capture broadband traffic growth


FTTC Installations
1,600
1,400
1,200
1,000
800
600
400
200
0
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
2013E
2016E
FTTC Sites
465 FTTC Sites at 2Q13, Up 160% YoY
Target of ~1,500



On-Net Building Expansion Trends Continue

- 21% Growth in On-Net Buildings in Last 6 Quarters
- On-Net Building Expansion Helps Drive Strategic Data and Goal of 80% On-Net Revenue
- Edge-Out Strategy (Richmond, Va. and Western Pa) to Drive Continued Growth


1,051
Buildings
In 4Q11
On-Net Buildings
1,400
1,200
1,000
800
600
400
200
0
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
On-Net Bldgs
Expanded
to 1,273 at
2Q13

LUMOS NETWORKS

Planned 3Q13 Launch

Richmond, Virginia Edge-Out Strategy

- Metro Ethernet Fiber Services for both Enterprise and Carrier Customers
- Strong Demand from Existing Customer Base
  - Five Richmond Contracts Already Signed
- Named HCA Corporation as First Publicly Announced Customer
  - National Hospital Player with Hundreds of Locations and 200,000 Employees
  - Ethernet Connectivity for 10 Richmond Area Locations
- Enhances Lumos Networks Fiber Footprint
  - Initial Launch with ~100 Metro Miles
- Key Enterprise Verticals
  - Healthcare, Government, Education and Financial

Upcoming Western Pennsylvania Edge-Out Strategy

- Expansion of Metro Fiber Assets in Western PA
- Ability to Leverage Position with Current Customers
- Enterprise Customers Seeking Alternative Fiber Providers
- Strategic Data Customers Demand Localized Service and Custom Solutions
- Offering Diverse Routes In and Out of Both Markets
  - Strategically Mission Critical for our Key Enterprise Customers
  - Significant Data Center Traffic In and Out of Pittsburgh
- Focused on Key Enterprise Verticals
  - Healthcare, Government, Education and Financial

Well positioned for the competitive environment

Customer Relationships	• Strategic partnership • Care and sales support in region • Technical support expertise and responsiveness
Products	• First to bring products to addressed markets • Top Tier SLAs • Competitive pricing
Network Capability	• Dense fiber with available or expandable capacity • Most complete fiber network in our markets • High quality ring based network

Transformation To Strategic Data Revenue on Fiber Network

- Accelerated Shift of Resources towards Strategic Data
- Enhanced sales organization
- Improving Mix of On-Net Revenue towards Goal of 80%
- Keeping Costs Relatively Flat in 2013 vs 2012



2011
45%
37%
18%
Legacy Voice
Access
Strategic Data



2012
53%
31%
16%
Legacy Voice
Access
Strategic Data



2Q13
57%
28%
15%
Legacy Voice
Access
Strategic Data



Long Term Target
~80%
Legacy Voice
Access
Strategic Data

Note: Prior period revenue amounts have been reclassified to conform with the current year presentation.

Income Statement: Continued Progress

- Strategic Data 57%+ of Total Revenue in 2Q13
- EBITDA up 16% YoY
- EBITDA Margin Flat Sequentially: 47%



$M
Data - % Rev
Quarterly Revenue
35.0
30.0
25.0
20.0
15.0
10.0
5.0
-
60%
55%
50%
45%
40%
35%
30%
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
Strategic Data
Legacy Voice and Access
% Data Revenue



$M
% Margin
EBITDA
29.0
27.0
25.0
23.0
21.0
19.0
17.0
15.0
50.0%
45.0%
40.0%
35.0%
30.0%
43.4%
41.5%
42.9%
44.1%
47.0%
46.9%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
EBITDA
% Margin

Note: Prior period revenue amounts have been reclassified to conform with the current year presentation.

Disciplined approach to capital investment

- Guiding principles include:
  - 75% of capital spend success-based
  - Achievement of capital efficiency goals
  - Focus on success based projects
  - Compliance with liquidity goals
  - Maintain current shareholder dividend

Metric	Target
Near – Term Revenue Opportunity Capital	~75%
Capital to Revenue Ratio	~3.0x
EBITDA Payback	~36 – 48 Months
Return on Investment (EBITDA After Tax)	~15% - 20%
Capital as a % of Revenue	~30-35%

LUMOS NETWORKS

Financial Model

(Dollars in millions)	2012 Actual	2Q13 Actual	3Q13 Guidance	FY 2013 Guidance	Annual Long Term Target
Revenue					
Strategic Data Revenue	108.8	30.0	30.5	122	+ 15-20% ↑
% of revenue	*52.6%*	*57.3%*	*59%*	*59%*	
Legacy Voice Revenue	64.4	14.3	14.0	55	-10-15% ↓
% of revenue	*31.1%*	*27.4%*	*27%*	*26%*	
Access Revenue	33.7	8.0	7.5	31	-10-15% ↓
% of revenue	*16.3%*	*15.3%*	*14%*	*15%*	
Total	206.9	52.3	52.0	208	+ 5% ↑
EBITDA					
$	88.9	24.6	24.0	97	NA
%	43.0%	46.9%	~ 46%	~46%	47%+
Capital Expenditures					
% Success Based	75%	75%	75%	75%	75%
Total	59.9	11.7	20.0	65-70	~30-35% of revenue

Note: Prior period revenue amounts have been reclassified to conform with the current year presentation.

LUMOS NETWORKS

2013 Financial Guidance

Lumos Networks Corp.

Business Outlook [1] (as of August 1, 2013)

(In millions)

	2013 Guidance [1]	
	Third Quarter 2013	2013 Annual
Operating Revenues	approximately $52	approximately $208
Adjusted EBITDA	approximately $24	approximately $97
Capital Expenditures	approximately $20	$ 65 to $ 70
Cash and Cash Equivalents (at end of period)	approximately $56	$ 48 to $ 50
Reconciliation of Operating Income to Adjusted EBITDA		
Operating Income	approximately $12	approximately $46
Depreciation and amortization	approximately $10	approximately $41
Equity based compensation charges	approximately $2	approximately $8
Amortization of actuarial losses	< $1	approximately $2
Adjusted EBITDA	approximately $24	approximately $97

1 These estimates are based on management's current expectations. These estimates are forward-looking and actual results may differ materially. Please see "Special Note from the Company Regarding Forward-Looking Statements" in the Lumos Networks Corp. second quarter 2013 earnings release dated August 1, 2013.

LUMOS NETWORKS

($ in millions)

Reconciliation of Net Income Attributable to Lumos Networks Corp. to Operating Income

	Year Ended 2008	2009	2010	2011	2012
Net income (loss) attributable to Lumos Networks Corp.	$23	$23	$21	($44)	$16
Net income attributable to noncontrolling interests	-	-	-	-	-
Net income (loss)	23	23	21	(44)	16
Interest expense	1	1	6	12	12
Loss on interest rate derivatives	-	-	-	-	2
Income tax expense (benefit)	15	16	14	(4)	11
Other expense, net	-	1	-	-	-
Operating Income (Loss)	$39	$41	$41	($36)	41

	Three Months Ended 6/30/2011	9/30/2011	12/31/2011	3/31/2012	6/30/2012	9/30/2012	12/31/2012	3/31/2013	6/30/2013
Net income (loss) attributable to Lumos Networks Corp.	$7	$6	($62)	$5	$3	$6	$2	$6	$5
Net income attributable to noncontrolling interests	-	-	-	-	-	-	-	-	-
Net income (loss)	7	6	(62)	5	3	6	2	6	5
Interest expense	3	3	3	3	3	3	3	3	3
Loss on interest rate derivatives	-	-	-	-	-	-	1	-	-
Income tax expense (benefit)	4	4	(17)	3	3	4	1	4	3
Other expense, net	-	-	-	-	-	-	-	1	1
Operating Income (Loss)	$13	$13	($75)	$12	$9	$13	$7	$14	$12

LUMOS NETWORKS

($ in millions)

Adjusted EBITDA Reconciliation

	Year Ended				
	2008	2009	2010	2011	2012
Operating Income (Loss)	$39	$41	$41	($36)	$41
Depreciation and Amortization	27	29	31	43	39
Equity Based Compensation	1	-	2	2	4
Asset Impairment Charge	-	-	-	86	-
Amortization of Actuarial Losses	-	-	-	-	2
Business Separation Charges	-	-	-	2	-
Acquisition Related Charges	-	-	3	-	-
Employee Separation Charges	-	-	-	-	2
Restructuring Charges	-	-	-	-	3
Gain on Settlements, net	-	-	-	-	(2)
Adjusted EBITDA	$68	$71	$77	$97	$89

	Three Months Ended								
	6/30/2011	9/30/2011	12/31/2011	3/31/2012	6/30/2012	9/30/2012	12/31/2012	3/31/2013	6/30/2013
Operating Income (Loss)	$13	$13	($75)	$12	$9	$13	$7	$14	$12
Depreciation and Amortization	11	11	10	9	9	10	11	10	11
Equity Based Compensation	1	1	-	1	1	1	1	1	1
Asset Impairment Charge	-	-	86	-	-	-	-	-	-
Amortization of Actuarial Losses	-	-	-	-	-	-	1	-	1
Business Separation Charges	-	-	2	-	-	-	-	-	-
Employee Separation Charges	-	-	-	-	2	-	-	-	-
Restructuring Charges	-	-	-	-	-	-	3	-	-
Gain on Settlements, net	-	-	-	-	-	(2)	-	-	-
Adjusted EBITDA	$25	$25	$23	$22	$21	$22	$23	$25	$25

Thank You

Director of Investor Relations:
Will Davis
917-519-6994
davisw@lumosnet.com